ALLSCRIPTS
Inform. Connect. Transform.

2006 Allscripts Investor Day

Wednesday, October 18, 2006
Rockefeller Center
New York, NY

Central Utah Clinic
Your Health, Your Choice.™

© 2006 Allscripts LLC.

1 The Economic Return of an EHR Scott D. Barlow Chief Executive Officer Central Utah Clinic Exhibit 99.3

2006 Allscripts Investor Day

ALLSCRIPTS
Inform. Connect. Transform.

Central Utah Clinic
Your Health, Your Choice™

© 2006 Allscripts LLC.

2
Background
The Largest Independent
Physician Group in Utah
85 Physicians in 19 Specialties
13 Locations and 10 Satellite
Offices
Each Physician is their Own
Cost Center
MGMA Better Performing
Practice - Five Years in a Row
MS-HUG Clinic of the Year -
2004

2006 Allscripts Investor Day

© 2006 Allscripts LLC.

3
Selecting an EHR
Why Allscripts?
Modular Approach
Fits with Groupcast PM System
Interfaces
Handheld/Wireless Options
“Good Solution out of the Box”
Strong Functionality
Selection Process
Multi-Year Search
Narrowed to Five
Vendors
Site Visits for All Vendors
Final Selection

2006 Allscripts Investor Day

Reprinted from Volume 18, Number 1 • Winter 2004

JOURNAL OF
HEALTHCARE INFORMATION MANAGEMENT

Original Contributions

The Economic Effect of Implementing an EMR in an Outpatient Clinical Setting

SCOTT BARLOW, MHA, JEFFREY JOHNSON, MD, JAMIE STECK, MHA

ABSTRACT

Central Utah Multi-Specialty Clinic, a 59-physician group with practices in nine locations treating 200,000 active patients, documented the economic impact of implementing an electronic medical record. During the one-year period of the study, the clinic experienced direct reductions in spending and increases in revenue of more than $952,000 compared with the prior year, and anticipates cumulative savings of more than $8.2 million over the next five years.

KEYWORDS

• *Electronic medical record (EMR)* • *Electronic health record* • *Document imaging* • *Coding* • *Evaluation and management (E/M) codes*

© Copyright 2004 Healthcare Information and Management Systems Society

ALLSCRIPTS
Inform. Connect. Transform.

Central Utah Clinic
Your Health, Your Choice™

© 2006 Allscripts LLC.

4 Evaluating Return on Investment Studied ROI in Five Areas Transcription expenses Medical records staff Chart supplies and creation expenses Changes in coding levels Physical space of records

2006 Allscripts Investor Day

ALLSCRIPTS
Inform. Connect. Transform.

Central Utah Clinic
Your Health, Your Choice™

© 2006 Allscripts LLC.

5 The Good Old Days!

2006 Allscripts Investor Day

12:06 PM

ALLSCRIPTS
Inform. Connect. Transform.

Central Utah Clinic
Your Health, Your Choice

© 2006 Allscripts LLC.

6 Empty Shelves Look Better!

2006 Allscripts Investor Day

ALLSCRIPTS
Inform. Connect. Transform.

Central Utah Clinic
Your Health, Your Choice™

© 2006 Allscripts LLC.

7 How Far Does it Go???

2006 Allscripts Investor Day

ALLSCRIPTS
Inform. Connect. Transform.

Central Utah Clinic
Your Health, Your Choice™

© 2006 Allscripts LLC.

8 The Physician Perspective Jeff Johnson, M.D.

2006 Allscripts Investor Day

Figure 1. Cumulative Financial Impact of EMR

$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$ 0
Year 1
Year 2
Year 3
Year 4
Year 5

ALLSCRIPTS
Inform. Connect. Transform.

Central Utah Clinic

© 2006 Allscripts LLC.

9 ROI – Exceeded Expectations $20K/MD in Year One Break-Even in Less than a Year $8.2MM over Five Years

2006 Allscripts Investor Day

ALLSCRIPTS
Inform. Connect. Transform.

Central Utah Clinic
Your Health, Your Choice™

© 2006 Allscripts LLC.

10
ROI - Detail
$1,849,712 TOTAL
$248,000
Physical Space (one time)
$159,000
MSO Services
$168,000
Billing Efficiencies
$262,900
Coding
$75,000
Records Copy Revenue
$160,000
Chart Creation
$116,812
Records FTE
$660,000
Transcription
Quantified Annual Savings:
Reception/Nursing Efficiency
Charge Capture
Infrastructure - Filing/Retrieval, Backbone
Physician Productivity/Retention
Formulary Compliance
Error Reductions/Tracking
Additional Savings:

11 The Economic Return of an EHR Scott D. Barlow Chief Executive Officer Central Utah Clinic